Exhibit 99.1

 Disrupting Convention in Women’s Health Through Continuous Innovation  February 2024  Corporate Presentation  1

 Forward-Looking Statements  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.  These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.  Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the total addressable market of the patient population with the potential to benefit from treatment with any product candidates the Company may develop, our ability to commercialize our product candidates, or the effect of delays in commercializing include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  2

 Femasys’ Mission has Remained the Same Despite Significant Market Changes  Who We Are  Financial Information  Femasys is focused on meeting significant unmet needs for women worldwide with a broad portfolio of in-office, accessible solutions.  Femasys is poised to navigate the ever-changing landscape of women’s health by enabling choice and empowering women.  Headquarters: Suwanee, GA  Nasdaq: FEMY  (IPO June 2021)  Market Cap: $35M  (as of 02/27/24)     Cash: $23M  (as of 11/15/23)  3

 Investment Highlights  Differentiator  4  Develop disruptive approaches for women’s health   Address multi-billion-dollar global market opportunities  Limited competition with clear reimbursement path  Improved patient care and health economics  Intellectual property portfolio with >150 patents globally  Cash runway into Q2 2025  Woman-founded and led, experienced leadership team  Commercial-readiness with in-house CMC and device manufacturing  Global regulatory approvals, including the U.S., Japan, and Canada   Mission  Foundation

 Key Leadership  Brian Drumheller  VP, Quality  30+ years of experience  Dan Currie  Chief Operating Officer  30+ years of experience  Jeremy Sipos  VP, Research & Development  20+ years of experience  Christine Thomas  SVP, Regulatory & Clinical  20+ years of experience  Chris Johansen  VP, Manufacturing  20+ years of experience  James Liu, MD  Chief Medical Officer  40+ years of experience  Mary An Merchant, JD, PhD  VP Counsel, Intellectual Property  25+ years of experience  Dov Elefant  Chief Financial Officer  25+ years of experience  5  Kathy Lee-Sepsick  President, CEO, Founder  25+ years of experience  Richard Spector  Chief Commercial Officer  25+ years of experience

Our Technologies Provide a Continuum of Care

In-office, minimally invasive solutions that share delivery platforms.

Commercially Available Products		
FemaSeed®	Treatment	*Intratubal Insemination*
FemVue®	Diagnostic	*Contrast-Generating Device*
FemCath®	Diagnostic	*Selective Delivery Catheter*
FemCerv®	Diagnostic	*Endocervical Tissue Sampler*

Product Candidate			Clinical Trial		
	Research	Preclinical	**Stage I** Safety	**Stage II** Validation	**Stage III** Pivotal
FemBloc® Permanent Birth Control					

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femasys®

 FemaSeed®  Intratubal Artificial Insemination  7  Innovative first-line infertility treatment designed to deliver sperm directly where conception occurs  First in-office ultrasound evaluation of fallopian tubes   Infertility Focused Portfolio  FemVue®  Tubal Diagnosis with Ultrasound  FDA-Cleared in U.S. and Approved in Canada

 No New Affordable Options for Infertility in Decades  8  https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm  Kumar N, et al. (2015)   Levine H. et al. (2023)  Centers for Disease Control and Prevention (2019)  Chandra A, et al. (2014)   Key Trends:  43 U.S. states have recorded lowest fertility rate in last three decades4  9.14 million women have received infertility services at some time in their lives5  >10M women struggle with infertility1  ~50% due to male factor2  Sperm counts worldwide have declined by >50%3

FemaSeed and FemVue Advanced as Less Costly Options

PATIENT JOURNEY

Discussion



Diagnosis



Drugs


PRESCRIPTION ONLY
MEDICINE
Clomid

IUI


Sperm
Catheter

*~1 M cycles/ year in U.S.**

IVF



~200k cycles/ year in U.S.

4.3M seek evaluation only

- ~ 90% couples with male factor infertility
- For female, multiple invasive procedures, medical risks and impact on quality of life.

*Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

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femasys®

FemaSeed and FemVue Advanced as Less Costly Options

PATIENT JOURNEY

Discussion	Diagnosis	Drugs	IUI	IVF
				
			*~1 M cycles/year in U.S.**	*~200k cycles/year in U.S.*

Clomid
PRESCRIPTION ONLY MEDICINE

Sperm
Catheter

FemVue (Diagnosis) **FemaSeed** (Drugs – IVF)

- ✓ Safe
- ✓ Time-saving
- ✓ Affordable
- ✓ Convenient

*Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

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 Femasys’ Product Portfolio from Diagnosis to Treatment  11  First In-office, Ultrasound Approach for Fallopian Tube Evaluation  Video will open in browser window.  Allows for selective evaluation when needed  Contrast generated allows for diagnosis of tube  FemVue intended population:  Baseline diagnostic test for infertility (blocked tubes are a silent factor affecting 1 in 3 infertile women)  Open fallopian tube(s) should be established prior to any infertility treatment.

Femasys' Product Portfolio from Diagnosis to Treatment

femaSeed® *First Intratubal Insemination Approach without Catheterization*



EGG

Delivers sperm to where conception occurs



FemaSeed®

Video will open in browser window.

FemaSeed intended population:

- Infertile women/ couples
- Patients desiring insemination, including same sex couples & single women

FemaSeed requires at least one open fallopian tube (FemVue can be performed first to confirm)

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Video will open in browser window.

femasys®

FemaSeed Overcomes the Last Barrier to Natural Fertilization

Sperm must travel from vagina to the fallopian tube where conception occurs.



Fallopian Tube
Egg
FemaSeed
IUI
Uterus
Cervix
Vagina

FemaSeed Advantages from Market Research

92% of Survey Respondents had favorable impression of FemaSeed*

"It's angle toward the opening (ostia) is the most critical finding that I am impressed with that allows sperm to be the closest to the egg."

*- Reproductive Endocrinologist HCP**

"It's an interesting concept for women who have unilateral disease [blocked tube]."

*- Reproductive Endocrinologist HCP**

"Delivery to fallopian tube makes sense with low count [sperm] cases to improve efficacy."

*- Reproductive Endocrinologist HCP**

*Femasys proprietary market research (100 reproductive endocrinologists).

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The Unmet Need in Infertility: Compelling Testimonials

FemaSeed Physician Testimonial

"For more than 20 years, current approaches to infertility treatment have been limited during the initial stage of therapeutic care, but with the advancement of FemaSeed, we believe a next generation intrauterine procedure may have the opportunity to truly change this traditional paradigm."

- Michael Glassner, MD

Founding Partner and Medical Director of Main Line Fertility & Reproductive Medicine



FemVue Patient Testimonials

"Being aware that there are many reasons why women have issues conceiving, FemVue is one easy procedure that can assist in finding out why it may have been difficult. As such, I highly recommend any woman who has tried for months or years to conceive to get the FemVue procedure. It is a procedure that will get you immediate results for you and your doctor to discuss the next steps of making your dreams come true."

"After a month of completing successful medical procedures including FemVue, my husband and I conceived our first child."

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femasys®

 Commercialization Strategy in U.S.  15  Initial Focus  ~1,700  Infertility Specialists  ~40,000  Gynecologists  Limited Market Release  Focused regions and targeted audience  Focused sales and marketing efforts  Monitoring, evaluation and iterative improvement  Expanded Market Release  Wider distribution and geographical expansion  Targeted marketing and sales strategies  Education and training  Expanded product offerings  Customer support, feedback collection and monitoring market performance  Expanded Focus

FemaSeed Priced to Support First-Line Treatment Option

	Infertile Women/ Couples Seeking Treatment		Subset of Infertile (After 1-3 IUI cycles or as indicated)
Population	**IUI** Intrauterine Insemination	**FemaSeed** Intratubal Insemination *(FDA cleared as form of an IUI)*	**IVF/ ICSI** In vitro fertilization / intracytoplasmic sperm injection
Average Total Cost	**$500-$4,000**[1] *total per cycle including ultrasound monitoring, and optional ovulation drugs*[2]	**+ device** *per cycle above IUI cost*	**$30,000** *total per cycle, including ultrasound monitoring, ovulation drugs, egg extraction and freezing*[3]
Reimbursement	• If insurance, covered under IUI codes (service, sperm washing) • Insurance with positive coverage policy typically covers 3-6 cycles • Required prior to IVF/ ICSI in many coverage policies		• 14/20 covered states that have fertility insurance coverage, include IVF

[1]https://www.fertilityiq.com/iui-or-artificial-insemination/the-cost-of-iui
[2]Parenthood, Planned. "What Is Intrauterine Insemination (IUI)?" Planned Parenthood, https://www.plannedparenthood.org/learn/pregnancy/fertility-treatments/what-iui.
[3]Ravitsky, et al. The forgotten men: rising rates of male infertility urgently require new approaches for its prevention, diagnosis and treatment. Biology of Reproduction, 2019, 101(5), 872-874.

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femasys®

FemaSeed has Significant Potential Revenue Opportunity

Addressable market opportunity	**1 million*** IUI cycles/ yr
Market immediate addressable	**4.8 million** women seek evaluation & treatment
Future patients	**4.3 million** seek evaluation only

Market Expansion opportunity

$2B

*Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021

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femasys®

 FemBloc®  Permanent Birth Control  18  First and only non-surgical, in-office, permanent birth control option   In late-stage clinical development with on-going multi-center pivotal trial (FINALE)  Potential to be the safest and most natural approach at substantially less cost than the long-standing surgical alternative  In-Office Sterilization  Lead Product Candidate

 >100 Years of Stagnant Innovation for Permanent Birth Control  $20B total market expansion  19  *Frattarelli 2007  >13M women no longer intend to have children  >12M use non-permanent birth control long-term  $2B annual market opportunity  800,000 women choose surgical tubal ligation as a form of permanent birth control every year*

 FemBloc: Expected Competitive Advantages   Permanent Birth Control  Temporary  FemBloc  Surgical Sterilization  (94% effective*)  Essure®  No longer marketed  (95% effective*)  IUD  Permanent  ✔  ✔  ✔  Office Procedure  ✔  Some  ✔  No Special Capital Equipment   ✔  ✔  No Anesthesia  ✔  ✔  No Permanent Implant (coil/ clip)  ✔  No Surgery (risks/ cost)  ✔  ✔  No Hormones  ✔  ✔  ✔  One-Time Treatment Cost  ✔  ✔  ✔  Multiple IUDs  Worldwide Applicability  ✔  Varies  ✔  20  *Fertility and Sterility, 2022

 No Permanent Implant – Scar Tissue Closes Tubal Lumen  FemBloc Treatments  FemBloc: In-Office Procedure followed by Ultrasound Confirmation Test  Balloon at tubal opening without cannulation  Biopolymer is designed to be expelled within 3 months  Biopolymer solidifies  21  Video will open in browser window.  Biopolymer degrades  Confirmation Test  (to ensure success)  Video will open in browser window.

FemBloc Clinical Studies for Pre-Market Approval (PMA)

Stage III: FINALE Pivotal Clinical Trial

Trial Design *(IDE approved June 2023; currently enrolling)*

- Prospective, multi-center, open-label, single-arm study
  - Roll-in study design (50 subjects in part A for safety)
  - Endpoints:
    - Primary: pregnancy rate at 1-year after using FemBloc (N=401)
    - Secondary: safety and various in-office assessments
  - Additional Analysis:
    - 2-5 years post-market for safety
    - Interim analysis: after 300 women have used FemBloc for 1-year

Completed Earlier FemBloc Supportive Studies (N=321)

Early Clinical (N=93)	**Stage I:** Safety (N=183); IDE approved	**Stage II:** Validation (N=45); IDE approved
Evaluated Delivery & Biopolymer	*Long-Term Safety with No Serious AEs Reported*	*Selection of Confirmation Test for Pivotal*

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femasys®

 FemBloc Safety Profile (N = 228 subjects from Stage I & II; 5-year follow-up on-going)  23  Other Key Findings:  Investigator Rating:  96% extremely or very satisfied with FemBloc  Most common AEs:     59% bleeding/ spotting  55% pain/ cramps  Mean pain score per visual analog scale (0-10):     4.6 FemBloc   3.4 confirmation test  61%  8%  16%  3%  0.5%  5%  4%  0.5%  0.8%  No SAEs  91% AEs related to device/procedure occurred within 7 days of procedure  FemBloc Treatment  Timing of AEs

FemBloc Improves Health Economics

Permanent One-Time Cost Breakdown



$6,000*
6000
5000
4000
3000
2000
1000
0
Amount in $
Facility
Anesthesia
Pre-Op
Post-Op
Physician
FemBloc estimate
< ½ cost of
Tubal Ligation
Cost of FemBloc
System
Physician /
Practice
Surgical Tubal Ligation
FemBloc

NO COST TO PATIENT
(covered under Affordable Care Act)

FemBloc Efficiencies

- In-office procedure expands practice services
- Can perform multiple procedures in same room
- Quick to perform; ease of room turnover
- Patient resumes normal activities
- Expect 3 reimbursable visits

*Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.

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Upcoming Anticipated Milestones  Near term expected valuation inflection points creating accretive value for investors.  25     Q1  Q2  Q3  Q4  Top line data for FemaSeed pivotal clinical trial (LOCAL)  Initial commercial team on-boarded   Limited market release of infertility product portfolio in North America  Achieve CE mark for infertility product portfolio   Expand market release of infertility product portfolio to additional regions in North America  Femasys Milestones

 Investment Highlights  Differentiator  26  Develop disruptive approaches for women’s health   Address multi-billion-dollar global market opportunities  Limited competition with clear reimbursement path  Improved patient care and health economics  Intellectual property portfolio with >150 patents globally  Cash runway into Q2 2025  Woman-founded and led, experienced leadership team  Commercial-readiness with in-house CMC and device manufacturing  Global regulatory approvals, including the U.S., Japan, and Canada   Mission  Foundation

 Disrupting Convention in Women’s Health Through Continuous Innovation  February 2024  Corporate Presentation  Investors:   IR@femasys.com  Contact:   Media:  Media@femasys.com   27  03333 R08